EXHIBIT 10.7


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR (2) UPON DELIVERY OF A LEGAL OPINION TO THE COMPANY, INFORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT ANY SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                                            Dated: _____________


                          AMENDED AND RESTATED WARRANT

               To Purchase ______ Units (each Unit composed of 8.5
               shares of Common Stock, $.01 par value, and a Stock
                          Purchase Warrant to purchase
                  a like number of shares of such Common Stock)

                                       of

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.

                           Expiring December 31, 2010

         THIS IS TO CERTIFY THAT, for value received, First Allied Securities, Inc., a New York corporation, or its registered assigns (hereinafter referred to as the ("Holder"), is entitled to subscribe and purchase from Performance Health Technologies, Inc., a Delaware corporation (the "COMPANY"), commencing on August 17, 2002, _____ units ("Units"), where each Unit is composed of 8.5 shares of Common Stock, $.01 par value, of the Company (the "SHARES") and a Stock Purchase Warrant (in the form attached hereto as EXHIBIT A, hereinafter "STOCK PURCHASE WARRANT") to purchase 8.5 Shares, at the place where the Warrant Agency (as hereinafter defined) is located, at the Aggregate Exercise Price (as hereinafter defined) per Unit, all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

         The Shares subject to purchase upon the exercise of this Warrant shall be referred to as the "Unit Shares"; the Shares subject to purchase upon the exercise of any Stock Purchase Warrant shall be referred to as the "Stock Purchase Warrant Shares"; and the "Aggregate Exercise Price" per Unit shall be $2.125, subject to adjustment pursuant to Article IV, and shall be based upon the Exercise Price multiplied by the sum of (i) the number of Unit Shares subject to purchase upon the exercise of this Warrant for one Unit plus (ii) the number of Stock Purchase Warrant Shares subject to purchase under a Stock Purchase Warrant issued upon the exercise of this Warrant. For example, if the

Holder exercised this Warrant with respect to a single Unit only, the Aggregate Exercise Price would be $2.125 (the Exercise Price multiplied by the sum of 8.5 Shares and 8.5 Stock Purchase Warrant Shares), subject to adjustment pursuant to
Article IV. All capitalized terms used in this Warrant and not otherwise defined shall have the meanings set forth in Article VI hereof.

                                    ARTICLE I
                              EXERCISE OF WARRANTS

         Section 1.01 METHOD OF EXERCISE. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at the Warrant Agency, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto, of such Holder's election to exercise this Warrant, which notice shall specify the number of Units to be purchased, the denominations of the share certificate or certificates and Stock Purchase Warrant or Warrants desired and the name or names in which such certificates or Stock Purchase Warrants are to be registered and (c) the Aggregate Exercise Price for the Units purchased (unless the Holder chooses the "cashless exercise' option provided in the third paragraph of this Section 1.01).

         The Company shall, as promptly as practicable and in any event within seventy-two hours thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates and Stock Purchase Warrant or Warrants representing the aggregate number of Units specified in said notice. The Share certificate or certificates and Stock Purchase Warrant or Warrants so delivered shall be in such denominations as determined by the Company, or as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. Such certificate or certificates and Stock Purchase Warrant or Warrants shall be deemed to have been issued, and such Holder or any other person so designated to be named therein shall be deemed for all purposes to have become holders of record of such Shares and Stock Purchase Warrants as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates and Stock Purchase Warrant or Warrants deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Shares and Stock Purchase Warrants called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, payable in connection with the preparation, issuance and delivery of Share certificates, Stock Purchase Warrants and new Warrants as contemplated by
Section 2.07 below (other than transfer, income or similar taxes in connection with the transfer of securities), except that, if Share certificates, Stock Purchase Warrants or new Warrants shall be registered in a name or names other than the name of the Holder, finds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

          In lieu of a monetary payment of the Aggregate Exercise Price per Unit, the Holder may elect to receive, without the payment of any additional consideration, Units equal to the value of this Warrant or portion thereof by the surrender of such Warrant to the Company with the "cashless exercise" election marked in the form of Subscription Notice. Thereupon, the Company shall issue to the Holder, such number of filly paid and non-assessable Units as is computed using the following formula:

                                   X = Y(A-B)
                                       ------
                                         A
where      X =  the number of Units to be issued to the Holder pursuant to this
                Section 1.01 upon such cashless exercise election.

           Y = the number of Units, in respect of which the cashless exercise election is made.

           A = the Fair Market Value (as defined in Article VI hereof) of one Unit, as at the time the cashless exercise election is made.

           B = the Aggregate Exercise Price per Unit in effect under this Warrant at the time the cashless exercise election is made.

          Section 1.02 SHARES TO BE FULLY PAID AND NON-ASSESSABLE. All Unit Shares issued upon the exercise of this Warrant and all Stock Purchase Warrant Shares issued upon the exercise of any Stock Purchase Warrant shall be validly issued, fully paid and nonassessable and the Company shall at all times reserve and keep available out of its authorized shares of Common Stock a sufficient number of Shares for the purpose of issuance upon the exercise of this Warrant and any Stock Purchase Warrants.

          Section 1.03 NO FRACTIONAL SHARES TO BE ISSUED. The Company shall not be required to issue fractions of Shares upon exercise of this Warrant. If any fraction of a Share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional Share the Company shall pay to the Holder or Holders, as the case may be, in cash, an amount equal to the same fraction of the Fair Market Value per share of outstanding Shares on the Business Day immediately prior to the date of such exercise.

          Section 1.04 UNIT SHARE LEGEND. Each certificate for Unit Shares issued upon exercise of this Warrant shall bear the legend set forth below, unless Holder's Counsel (as defined below) shall render an opinion in form and substance reasonably satisfactory to the Company that such legend is not required or at the time of exercise such Shares are registered under the Securities Act:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR (2) UPON DELIVERY OF A LEGAL OPINION TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT ANY SUCH TRANSACTION IS EXEMPT PROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion (in form and substance reasonably satisfactory to the Company) of counsel selected by the Holder of such certificate and who is reasonably acceptable to the Company ("HOLDER'S COUNSEL"), the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

                                   ARTICLE II
                            WARRANT AGENCY; TRANSFER,
                      EXCHANGE AND REPLACEMENT OF WARRANTS

          Section 2.01 WARRANT AGENCY. Until such time, if any, as an independent agency shall be appointed by the Company to perform services with respect to the Warrants described herein (the "WARRANT AGENCY"), the Company shall perform the obligations of the Warrant Agency provided herein at its principal office address or such other address as the Company shall specify by prior written notice to all Holders.

          Section 2.02 OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

          Section 2.03 TRANSFER OF WARRANT. The Company agrees to maintain at the Warrant Agency books for the registration of transfers of this Warrant and. all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney. Subject to applicable law and regulation and Section 2.04 hereof, upon surrender of this Warrant as provided for herein, the Company shall execute and deliver a new Wan-ant or. Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be cancelled. Notwithstanding the foregoing, a Warrant may be exercised by a new Holder which has become the registered Holder of such Warrant without having a new Warrant issued.

          Section 2.04 RESTRICTIONS ON TRANSFER. The Holder, by its acceptance hereof, represents that this Warrant is being acquired for its own account, as an investment and not with a view towards the further resale or the distribution thereof in violation of the Securities Act, and agrees that this Warrant may not be transferred, sold, assigned, hypothecated or otherwise disposed of, in whole or in part, except as provided in the legend on the first page hereof and provided that the Holder shall have furnished to the Company an opinion of Holder's Counsel, in form and substance reasonably satisfactory to the Company, to the effect that such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

          Section 2.05 DIVISION OR COMBINATION OF WARRANTS. This Warrant may be divided or combined with other Warrants upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.04 as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant Or Warrants to be divided or combined in accordance with such notice.

          Section 2.06 LOSS, THEFT. DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt by the Company of a written notice (or other evidence reasonably satisfactory to the Company) of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a .new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares.

          Section 2.07 EXPENSES OF DELIVERY OF WARRANT. The Company shall pay all expenses (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants, Stock Purchase Warrants, Unit Shares and Stock Purchase Warrant Shares hereunder.

                                   ARTICLE III
                      COMPANY COVENANTS AND REPRESENTATIONS

          Section 3.01 COMPANY COVENANTS. In case at any time the Company shall
(a) declare any dividend or distribution on its Shares, whether payable in cash, stock or other property, (b) offer to all holders of Shares any additional shares of Common Stock, or any option, right or warrant to subscribe therefor. or (c) declare a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or propose a sale of substantially all of its property, assets and business as an entirety, then the Company shall give written notice to the Holder of the date on which the books of the Company shall close or a record shall be taken for such action. Such notice shall also specify the date as of which the holders of Shares of record shall participate in such dividend or distribution. Such written notice shall be given at least 30 days and not more than 90 days prior to the action in question, and not less than 15 days prior to the relevant record date or the date fixed for determining stockholders entitled to participate therein, as the case may be.

          Section 3.02 AUTHORITY. EXECUTION AND DELIVERY. The Company hereby represents and warrants that the Company has full corporate power and authority to enter into this Warrant and to issue Stock Purchase Warrants and Unit Shares in accordance with the terms hereof and to issue Stock Purchase Warrant Shares in accordance with the terms on any Stock Purchase Warrants. The execution, delivery and performance of this Warrant by the Company have been duly and effectively authorized by the Company. This Warrant has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          Section 3.03 INFORMATION REQUIREMENTS. To the extent applicable, the Company shall promptly furnish the Holder with copies of au reports, proxy statements and similar materials that IT mails to holders of its Common Stock.

                                   ARTICLE IV
                             ANTIDILUTION PROVISIONS

          Section 4.01 ADJUSTMENTS GENERALLY. The Exercise Price and the number of Unit Shares issuable upon exercise of this Warrant and the number of Stock Purchase Warrant Shares issuable upon exercise of any Stock Purchase Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article IV. In the case of any adjustment to the Exercise Price, a corresponding adjustment shall be made to the Aggregate Exercise Price. For example, if the Exercise Price per Unit is adjusted downward by $.l0, the Aggregate Exercise Price per Unit would be adjusted downward by $1.70 to equal $2.70.

          Section 4.02 SHARE REORGANIZATION. if the Company shall subdivide its outstanding Shares into a greater number of Shares or consolidate its outstanding Shares into a smaller number of Shares (any such event being called a "SHARE REORGANIZATION"), then (a) the Exercise Price shall be adjusted. effective immediately after the record date at which the holders of Shares are determined for purposes of such Share Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Shares outstanding on such record date before giving effect to such Share Reorganization and the denominator of which shall be the number of Shares outstanding immediately after giving effect to such Share Reorganization, (b) the number of Unit Shares subject TO purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of Unit Shares subject to purchase immediately before such Share Reorganization by a fraction, the numerator of which shall be the number of Shares outstanding immediately after giving effect to such Share Reorganization and the denominator of which shall be the number of Shares outstanding immediately before such Share Reorganization, and (c) the number of Stock Purchase Warrant Shares subject to purchase under any Stock Purchase Warrant upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of Stock Purchase Warrant Shares subject to purchase immediately before such Share Reorganization by a fraction, the numerator of which shall be the number of Shares outstanding immediately after giving effect to such Share Reorganization and the denominator of which shall be the number of Shares outstanding immediately before such Share Reorganization.

          Section 4.03     BELOW MARKET DISTRIBUTION.

                   (a) if the Company shall issue or otherwise sell or distribute any Shares, other than pursuant to a Share Reorganization (any such event, including any event described in paragraphs (c) and (d) below, being herein called a "BELOW-MARKET DISTRIBUTION") for a consideration per share less than the Exercise Price on the date of such issue, sale or distribution (before giving effect to such issue, sale or distribution), then, effective upon such issue, sale or distribution, the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such Below-Market Distribution by a fraction, the numerator of which shall be the sum of (i) the number of Shares outstanding immediately prior to such Below-Market Distribution multiplied by the Exercise Price on the date of such Below-Market Distribution plus (ii) the consideration received by the Company upon such Below-Market Distribution, and the denominator of which shall be the product of
(A) the total number of Shares outstanding immediately after such Below-Market Distribution, multiplied by (B) the Exercise Price per share on the date of such Below-Market Distribution- If any Below-Market Distribution shall require an adjustment to the Exercise Price pursuant to the foregoing provisions of this paragraph (a), then effective at the time such adjustment is made, the number of
(X) Unit Shares subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of Unit Shares subject to purchase immediately before such Below-Market Distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such Below-Market Distribution and the denominator of which shall be the Exercise Price in effect immediately after such Below-Market Distribution and (Y) Stock Purchase Warrant Shares subject to purchase under any Stock Purchase Warrants upon exercise of this Warrant shall be increased to a number determined by multiplying the number of Stock Purchase Warrant Shares subject to purchase immediately before such Below-Market Distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such Below-Market Distribution and the denominator of which shall be the Exercise Price in effect immediately after such Below-Market Distribution.

                   (b) The provisions of paragraph (a) above, including by operation of paragraph (c) or (d) below, shall not operate to increase the Exercise Price or reduce the Unit Shares or Stock Purchase Warrants (or Stock Purchase Warrant Shares) subject to purchase upon exercise of this Warrant. The provisions of paragraph (a) above, including operation of paragraph (c) or (d) below, shall not apply to the issuance of any Shares, the issuance of or exercise of any options, warrants, or other rights, the conversion of any debt or any other convertible security to the extent (i) now or hereafter issued or granted pursuant to the Company's Amended and Restated 1999 Incentive Stock as in effect on June 5, 2001 (before giving effect to any amendments thereto made on June 5, 2001 or thereafter), (ii) issued in connection with the Company's private placement pursuant to the placement agent agreement with Holder dated April 26, 2001, or (iii) arising under transactions or agreements of the Company prior to June 5, 2001, that the Company has disclosed to Holder in writing prior to June 5, 2001.

                   (c) If the Company shall issue, sell, distribute or otherwise grant in any manner (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Shares or any stock or securities convertible into or exchangeable for Shares (such rights, warrants or options being herein called "OPTIONS" and such convertible or exchangeable stock or securities being herein called "CONVERTIBLE SECURITIES"), whether or not such Options or the rights to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which securities are issuable upon exercise of such Options upon conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of Shares issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Exercise Price per share of outstanding Shares on the date of granting such Options (before giving effect to such grant), then, for purposes of paragraph (a) above, the total maximum number of Shares issuable upon the exercise of such Options or upon conversion or exchange of the Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (e) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of such Convertible Securities. The adjustment provided for in this paragraph (c) shall give effect to the change in the Exercise Price and the number of $hares issuable upon the exercise hereof only with respect to such Options as remain outstanding.

                   (d) If the Company shall issue, sell or otherwise distribute (whether directly or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Shares are issuable upon such conversion or exchange (determined by dividing (i) the aggregate amount received or receivable by the Company as consideration for the issue, sale or distribution of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of Shares issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price per share of outstanding Shares on the date of such issue, sale or distribution (before giving effect to such issue, sale or distribution), then, for purposes of paragraph (a) above, the total maximum number of Shares issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issue, sale or distribution of such Convertible Securities and thereafter shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (e) below, no additional adjustment of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

                   (e) If the purchase price provided for in any Option referred to in paragraph (c) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph (c) or (d) above, or the rate at which any Convertible Securities referred to in paragraph (c) or (d) above are convertible into or exchangeable for Shares shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Article IV), including the cancellation and/or expiration or termination of the Options and/or Convertible Securities, the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Exercise Price which would then be in effect had the adjustment made upon the issue, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, or in the event of the cancellation, termination or expiration of the same, such adjustment shall be made to reflect as if such issuance had never occurred, as the case may be; provided, however, that such readjustment (other than in the event of a cancellation, termination or expiration) shall give effect to such change only with respect to such Options and Convertible Securities as then remain outstanding.

                   (f) If the Company shall pay a dividend or make any other distribution upon any capital stock of the Company payable in Shares, Options or Convertible Securities, then, for purposes of paragraph (a) above, such Shares, Options or Convertible Securities, as the case may be, shall be deemed to have been issued or sold without consideration.

                   (g) if any Shares, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deduction therefrom of any expenses incurred and any underwriting commission or concessions paid or allowed by the Company in connection therewith, if any Shares, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company for purposes of this Section 4.03 shall be deemed to be the Fair Market Value of such consideration, after deduction of any expenses incurred and any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any Shares, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the nonsurviving corporation as shall be attributable to such Shares, Option or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the patties thereto, such Options shall be deemed to have been issued without consideration.

          Section 4.04 SPECIAL DIVIDEND. If the Company shall issue or distribute to any holders of Shares, evidences of indebtedness, any other securities of the Company or any cash, property or other assets, and if such issuance or distribution does not constitute (a) a cash dividend or distribution out of surplus or net profits legally available therefor; (b) a Share Reorganization; or (c) a Below Market Distribution (any such nonexcluded event being herein called a "SPECIAL DIVIDEND"), then (i) the Exercise Price shall be decreased, effective immediately after the record date at which the holders of Shares are determined for purposes of such Special Dividend, to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Exercise Price per share of outstanding Shares on such record date less the then Fair Market Value of the evidences of indebtedness, securities or property or other assets issued or distributed in such Special Dividend with respect to one Share, and the denominator of which shall be the Exercise Price per share on such record date, and (ii) the number of (A) Unit Shares subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of Unit Shares subject to purchase immediately before such Special Dividend by a fraction, the numerator of which shall he the Exercise Price in effect immediately before such Special Dividend and the denominator of which shall be the Exercise Price in effect immediately after such Special Dividend and (B) Stock Purchase Warrant Shares subject to purchase under any Stock Purchase Warrant upon exercise of this Warrant shall be increased to a number determined by multiplying the number of Stock Purchase Warrant Shares subject to purchase immediately before such Special Dividend by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such Special Dividend and the denominator of which shall be the Exercise Price in effect immediately after such Special Dividend.

          Section 4.05 MERGER, CONSOLIDATION. ASSET SALE, CAPITAL REORGANIZATION. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Share Reorganization or a change in nominal value) in, outstanding Shares, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "CAPITAL REORGANIZATION"), then, effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization.

          Section 4.06 CERTAIN OTHER EVENTS. If any event occurs as to which the foregoing provisions of this Article IV are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly protect the purchase nights of the Warrants in accordance with the essential intent and principles of such provisions or would violate applicable law, then such Board shall make such adjustments in the application of such provisions (or if necessary make alternative provisions including taking all reasonable efforts to amend the Company's organizational documents), in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of Unit Shares or Stock Purchase Warrants (or Stock Purchase Warrant Shares) subject to purchase upon exercise of this Warrant.

          Section 4.07 ADJUSTMENT RULES.

                   (a) Any adjustments pursuant to this Article IV shall be made successively whenever an event referred to herein shall occur.

                   (b) If the Company shall set a record date to determine the holders of Shares for purposes of a Share Reorganization, Below-Market Distribution, Special Dividend or Capital Reorganization and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Article IV in respect of such action.

                   (c) No adjustment of the Exercise Price or number of Unit Shares or Stock Purchase Warrants issuable hereunder shall be made in an amount less than 1% of such Exercise Price or number of Unit Shares or Stock Purchase Warrants so issuable upon exercise hereof, respectively, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of such Exercise Price, number of Unit Shares or Stock Purchase Warrants (or Stock Purchase Warrant Shares) so issuable upon exercise, respectively.

          Section 4.08 PROCEEDING PRIOR TO ANY ACTION REQUIRING ADJUSTMENT. As a condition precedent to the taking of any action which, would require an adjustment pursuant to this Article IV, the Company shall take any action which may be reasonably necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Unit Shares and Stock Purchase Warrants which the holders of Warrants are entitled to receive upon exercise thereof

          Section 4.09 NOTICE OF ADJUSTMENT. Not less than 30 nor more than 90 days prior to the effective date or 15 days prior to the record date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Article IV, the Company shall give notice to the Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

                                    ARTICLE V
                               REGISTRATION RIGHTS

          The Holder shall have the registration rights provided in that certain Registration Rights Agreement dated as of August 17, 2001, by and among the Company and First Allied Securities, Inc. with respect to the securities underlying this Warrant.

                                   ARTICLE VI
                               CERTAIN DEFINITIONS

          The following terms, as used in this Warrant, have the following respective meanings:

          "BUSINESS DAYS" means each day in which banking institutions in New York are not required or authorized by law or executive order to close.

          "EXERCISE PRICE" means $0.25 per Share (which is the equivalent to approximately $2.125 per Unit), subject to adjustment pursuant to Article IV.

          "FAIR MARKET VALUE" means the fair market value in U.S. dollars of the business, property or assets in question as determined in good faith by the Company and the Holder, or, if such parties cannot agree as to valuation, either party may submit such calculation for determination by a nationally-recognized firm of independent certified public accountants ("ACCOUNTANTS") chosen in good faith by the Company, which shall bear any expense, with the reasonable consent of the Holder; provided that with respect to Shares, Fair Market Value shall mean, if applicable, the average of the daily closing prices in U.S. dollars for the Shares on the twenty (20) consecutive trading days before the day in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way, in either case on the principal exchange on which the Shares are listed or admitted to trading or, if not listed or admitted to trading on any principal exchange, the closing sale price of the Shares, or in case no reported sale takes place, the average of the closing bid and asked prices, on any inter-dealer quotation system or any comparable system, or if the Shares are not so quoted, the parties hereto agree for the purposes of this Warrant that (i) the Fair Market Value of a Share at the date hereof shall be deemed to be equal to the Exercise Price (prior to any adjustment pursuant to Article IV) and, (ii) at any time in the future, the `Fair Market Value of a Share shall be as reasonably agreed by the Holder and the Company; provided, if such parties cannot agree as to such valuation either party may submit such calculation for determination by the Accountants, at the Company's expense, for determination as promptly as practical. In addition, all references in this Warrant to outstanding Shares shall mean outstanding on a fully diluted basis.

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.01 NOTICES. Any notice or other communication to be given hereunder shall be in writing and shall be delivered by recognized courier, telecopy or certified mail, return receipt requested, and shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered or telecopied to such party at its address set forth below (or at such other address as such party shall specify to the other parties hereto in writing), or, if sent by certified mail, on the third business day after the day on which mailed, addressed to such party at such address. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Warrant Agency, unless the Holder shall notify the Company and the Warrant Agency that notices and communications should be sent to a different address, in which case such notices and communications shall be sent to the address specified by the Holder, and in either case a copy of such notices and communications shall be sent to Akerman, Senterfitt & Bidson, P.A., 50 North Laura Street, Suite 2500, Jacksonville, Florida 32202,
Attention: Ivan A. Colao, Esq., Fax: (904) 798-3730. In the case of the Company, such notices and communications shall be addressed as follows (until notice of a change is given as provided herein): Performance Health Technologies, Inc., 427 Riverview Plaza, Trenton, NJ 08611, Attention: Robert Prunetti, President & CEO,
Fax: 609-656-0869.

          Section 7.02 WAIVERS; AMENDMENTS. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and Holders holding a majority of Warrants at the time outstanding (or any permitted transferee of all of the Warrant); PROVIDED, HOWEVER, that no such amendment, modification or waiver shall, without the written consent of the Holders of 51% of Warrants at the time outstanding, (a) change the number of Shares subject to purchase upon exercise of this Warrant, the Exercise Price or provisions for payment thereof or (b) amend, modify or waive the provisions of this Section or Articles III, IV or V. Any such amendment, modification or waiver affected pursuant to this Section shall be binding upon the Holders of all Warrants and Warrant Shares, upon each future Holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all Holders of Warrants and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

          Section 7.03 GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of New York without regard to choice of law doctrine.

          Section 7.04 COVENANTS TO BIND SUCCESSOR AND ASSIGNS. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

          Section 7.05 SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          Section 7.06 SECTION HEADINGS. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

          Section 7.07 NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

          Section 7.08 NO REQUIREMENT TO EXERCISE. Nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                                 PERFORMANCE HEALTH TECHNOLOGIES, INC.


                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                        ----------------------------------------

Attest:

     ---------------------------
Name:
     ---------------------------
Title:
     ---------------------------

                              SUBSCRIPTION NOTICE

                   (To be executed upon exercise of Warrant)

To:  Performance Health Technologies, Inc. (the "Company")

The undersigned hereby irrevocably elects:

                   (i) to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, Units (each Unit composed of Unit Shares and a Stock Purchase Warrant to purchase Stock Purchase Warrant Shares), as provided for therein, and tenders herewith payment of the Aggregate Exercise Price for each such Unit in full in the form of certified or bank cashier's check or wire transfer; or

                   (ii) the "cashless exercise" of its rights under the Section
          1.01 of the attached Warrant with respect to Units (each composed of Unit Shares and a Stock Purchase Warrant to purchase Stock Purchase Warrant Shares) otherwise available for purchase to it under the Warrant and receive such number of Units as provided in the formula set forth in such Section 1.01.

Please issue a certificate or certificates for the Unit Shares and a Stock Purchase Warrant or Warrants in the following name or names and denominations:


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In connection with the exercise of the Warrant, the undersigned hereby represents and warrants that:

          (i) it recognizes that the Unit Shares and Stock Purchase Warrants issuable pursuant to the attached Warrant have not been registered under the Securities Act and may not be sold, pledged or otherwise transferred except pursuant to the exceptions set forth on the legend on such Unit Shares and Stock Purchase Warrants which is also set forth in Section 1.04 of the attached Warrant;

          (ii) it has received all material information with respect to the Company which it deems necessary with its decision to exercise the attached Warrant and it has been given an opportunity to ask questions and receive answers from representatives of the Company;

          (iii) it is purchasing the Unit Shares and Stock Purchase Warrants for its own account, for the purpose of investment only, and not with a view towards the further resale or distribution thereof; and

          (iv) it is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended.

If said number of Unit Shares or Stock Purchase Warrants shall not be all the securities issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such securities less any fraction of a Share paid in cash.

                                  FIRST ALLIED SECURITIES, INC.

                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Its:
                                        ----------------------------------------


Dated: ____________________       NOTE:  The above signatory should  correspond
                                         exactly with the name on the face of
                                         the attached  Warrant or with the name
                                         of the assignee appearing in the
                                         assignment form below.

                                   ASSIGNMENT

                   (To be executed upon assignment of Warrant)

For value received and in accordance with Section 2.03 of the attached Warrant, ________________________ hereby sells, assigns and transfers unto ______________
the attached Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint attorney to transfer said Warrant on the books of Performance Health Technologies, Inc. with full power of substitution in the premises.

                                  FIRST ALLIED SECURITIES, INC.


                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Its:
                                        ----------------------------------------
Dated:____________________


                                  NOTE: The above signatory should correspond
                                        exactly with the name on the face of the attached Warrant.



Consented to and approved in accordance with
Section 2.03 of the attached Warrant

PERFORMANCE HEALTH TECHNOLOGIES, INC.

By:
      ----------------------------------------
Name:
      ----------------------------------------
Its:
      ----------------------------------------

                                    EXHIBIT A

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                             STOCK PURCHASE WARRANT

          For value received, Performance Health Technologies. Inc., a corporation of the State of Delaware (the "Company") promises to deliver to ________________ ("Holder") a certificate for ________________ fully-paid and non-assessable shares of the Common Stock of the Company, as constituted at the time of purchase, upon presentation and surrender of this Warrant duly endorsed at any time on or before [INSERT DATE 3 YEARS AFTER HOLDER PURCHASES THIS STOCK PURCHASE WARRANT] at the office or agency of the Company in the City of Boulder, State of Colorado, upon payment of the purchase price of $.25 per share therefor; provided, any such exercise shall be for whole shares of Common Stock and no fractional shares shall be issued hereunder.

          It is expressly understood that the number of shares of stock called for hereunder shall be good delivery hereunder whether or not the rights or interests represented by such shares are equivalent to the rights or interests represented by the shares of Common Stock of the Company authorized or outstanding at the date hereof or at any other time prior to such purchase and irrespective of any change which may have occurred prior to the exercise hereof including (without prejudice to the generality of the foregoing) any change by way of payment of stock dividends, sale, exchange, or other disposition of any class of stock of the Company, any change of authorized capital or reclassification thereof, the sale or lease by the Company of all or substantially all or any part of its property or any change whatsoever; provided, however, that if, while this Warrant is in effect, the shares of such Common Stock which the holder hereof may be entitled to purchase in accordance with the provisions hereof shall be subdivided or consolidated into a greater or lesser number of shares of Common Stock of the Company, or if, upon a merger or consolidation, the shares of such Common Stock of the Company shall be exchanged for shares of Common Stock of the Company resulting from such merger or consolidation, then the holder hereof shall be entitled to purchase such number of new shares of Common Stock of the Company or such number of shares of Common Stock of the Company resulting from such merger or consolidation as were exchangeable for the number of shares of Common Stock of the Company which the holder would have been entitled to purchase except for such action, but no such change in the number of shares purchasable hereunder shall increase or decrease the total purchase price payable hereunder. Whenever in this Warrant the Company is referred to this shall be deemed to include any corporation into which the Company may have been merged or consolidated.

          This Warrant does not en. title the holder hereof to any rights whatsoever as a stockholder of the Company.

          This Warrant may be redeemed, at the option of the Company, on not less than thirty (30) days prior notice to the registered holder hereof, at the Redemption Price. The date fixed for redemption is referred to herein as the "Redemption Date." If the Company desires to exercise its right to redeem this Warrant, the Company shall mail a notice of redemption (the "Redemption Notice") to the registered holder, certified mail, return receipt requested, not later than the 30th day before the Redemption Date, at the registered holder's last address as shall appear on the Company's books. The Redemption Notice shall specify (i) the Redemption Price, (ii) the Redemption Date, (iii) the place where this Warrant shall be delivered and the Redemption Price to be paid, and
(iv) that the right to exercise this Warrant shall terminate at 5:00 p.m. (Colorado time) on the business day immediately preceding the Redemption Date. "Redemption Price" shall mean $.10 per share of Common Stock for which this Warrant may be exercised. Any right to acquire Common Stock pursuant to the exercise of this Warrant shall terminate at 5:00 p.m. (Colorado time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, the Registered Holder shall have no further rights except to receive, upon surrender of this Warrant, the Redemption Price. From and after the Redemption Date, the Company shall, at the place specified in the Redemption Notice, upon presentation and surrender to the Company by or on behalf of the registered holder of this Warrant deliver or cause to be delivered to or upon the written order of the registered holder a sum in cash equal to the Redemption Price for each this Warrant so presented and surrendered.

          Holder understands that this Warrant has been issued without registration pursuant to the Securities Act of 1933, as amended (the "Act") and without registration pursuant to any state securities laws, in each case in reliance upon an exemption from the registration requirements of the Act and such state securities laws. As a result, Holder understands that:

         THIS WARRANT WAS ACQUIRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT'), OR OTHER APPLICABLE STATE SECURITIES LAWS. NO TRANSFER OR SALE OF THIS WARRANT OR ANY INTEREST THEREIN MAY BE MADE EXCEPT Tinder AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND SAID STATE SECURITIES LAWS COVERING SAID SECURITIES UNLESS TIRE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER OR SALE DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR SAID STATE SECURITIES LAWS.

Holder agrees, represents, and warrants that this Warrant is being acquired for Holder's account, and not with a view to or in connection with any offering or distribution and no public distribution of this Warrant will be made in violation of the provisions of the Act or applicable state securities laws. In the event of any permitted transfer of this Warrant, it shall be a condition to the transfer of any rights set forth in this Warrant that any transferee thereof deliver to the Company said transferee's written agreement to accept and be bound by all of the terms and conditions of this Warrant, Holder will be responsible for any transfer taxes or fees due as a result of any transfer of this Warrant, and the rights represented by this Warrant will be transferable only on the books of the Company at the office or agency of the Company in the City of Boulder, State of Colorado, by the holder hereof in person or by his duly authorized attorney upon surrender of this Warrant properly endorsed.

            Holder understands that Common Stock issued or to-be-issued hereunder (collectively, the "Securities") have been or will be issued without registration pursuant to the Securities Act of 1933, as amended (the "Act") and without registration pursuant to any state securities laws, in each case in reliance upon an exemption from the registration requirements of the Act and such state securities laws. As a result, Holder understands that any document or certificate evidencing any of the Securities may contain a restrictive legend substantially as follows:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT'), OR OTHER APPLICABLE STATE SECURITIES LAWS. NO TRANSFER OR SALE OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND SAID STATE SECURITIES LAWS GOVERNING SAID SECURITIES UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER OR SALE DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR SAID STATE SECURITIES LAWS.

Upon such issuance Holder further agrees, represents, and warrants that (a) the Securities are being acquired for Holder's account, and not with a view to or in connection with any offering or distribution; (b) no public distribution of the Securities will be made in violation of the provisions of the Act or applicable state securities laws; and (c) during such period as delivery of a prospectus with respect to any of the Securities may be required by the Act, no public distribution of the Securities will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of the Act and in compliance with all applicable state securities laws. Holder further agrees that if any transfer or distribution of any Securities is proposed to be made otherwise than pursuant to registration under the Act and applicable state securities laws, such action shall be taken only after submission to the Company of an opinion of counsel, reasonably satisfactory in form Sad substance to the Company's counsel, to the effect that the proposed transfer or distribution will not be in violation of the Act or of applicable state securities laws. Furthermore, it shall be a condition to the transfer of any rights set forth in this Warrant that any transferee thereof deliver to the Company said transferee's written agreement to accept and be bound by all of the terms and conditions of this Warrant Holder is responsible for any transfer taxes or fees due as a result of any transfer of any Securities.

Dated:_______________                    PERFORMANCE HEALTH TECHNOLOGIES, INC.


                                         By:
                                              ----------------------------------
                                         Title:
                                              ----------------------------------

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                              WARRANT EXERCISE FORM
                          To Be Executed by the Holder
                          in Order to Exercise Warrant


          The undersigned Holder hereby irrevocably elects to exercise its rights represented by this Stock Purchase Warrant to purchase _______ shares of Common Stock issuable upon the exercise of this Stock Purchase Warrant and requests that certificates for such securities shall be issued in the name of Holder and be delivered to

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (please print or type name and address)

and if such number of shares of Common Stock shall not be all the shares that may be acquired pursuant to the exercise of this Stock Purchase Warrant that a new Stock Purchase Warrant for the balance of such shares be registered in the name of and delivered to the Holder at the address stated below.



Dated:________                      --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                                      Address

                                    --------------------------------------------
                                           Taxpayer Identification Number

                                    --------------------------------------------
                                                 Signature Guaranteed